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                                                                    EXHIBIT 99.2


                                  CERTIFICATION
     PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS
    (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The Aristotle Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002       /s/ John J. Crawford
      --------------------   ------------------------------------------
                                John J. Crawford
                                Chairman and Chief Executive Officer
                                (Principal Executive Officer)


Dated: August 14, 2002       /s/ Paul M. Crawford
      --------------------   ------------------------------------------
                                Paul M. McDonald
                                Chief Financial Officer
                                (Principal Financial and Accounting Officer)


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.